Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of January 30, 2020, among Postal Realty LP, a Delaware limited partnership (“Borrower”), POSTAL REALTY TRUST INC., a Maryland corporation (the “REIT”), the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”; the REIT and each of the Subsidiary Guarantors, individually, a “Guarantor Party” and, collectively, the “Guarantor Parties”), the ELECTING LENDERS (defined below), the other LENDERS (defined below) party hereto, and PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

A. Borrower, the Administrative Agent and certain lenders (together with their respective successors and assigns and the Electing Lenders, the “Lenders”) and BMO Capital Markets Corp., as Joint Lead Arranger, are parties to that certain Credit Agreement dated as of September 27, 2019, (the “Credit Agreement”). Except as otherwise herein expressly provided, each initially capitalized term used herein has the meaning assigned to such term in the Credit Agreement, as amended by this Agreement.

B. Pursuant to Section 2.21 of the Credit Agreement, Borrower has requested an increase in the Commitments by $50,000,000, and People’s United Bank, National Association, BMO Harris Bank N.A., Stifel Bank & Trust and The Bryn Mawr Trust Company (each an “Electing Lender” and collectively, the “Electing Lenders”) have agreed to provide such increase.

C. The parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments of Credit Agreement. Effective as of the Effective Date (defined below), the Credit Agreement is hereby amended as follows:

(a) All references to the term “Syndication Agent” in the Credit Agreement or any of the other Loan Documents are hereby deleted in their entirety and replaced with the term “Joint Lead Arranger.”

(b) Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

Section 2. Commitments. Effective as of the Effective Date, The Bryn Mawr Trust Company shall be a Lender and the Commitments of the Lenders shall be as set forth on Schedule 2.01 attached hereto.

Section 3. Effective Date. The “Effective Date” shall be the date on which all of the following have been satisfied:

(a) the Administrative Agent shall have received the Lenders’, Borrower’s, the REIT’s, and the Subsidiary Guarantors’ signed counterparts of this Agreement;

(b) each Electing Lender shall have received a Note executed by Borrower in the principal amount equal to such Electing Lender’s Commitment as set forth on Schedule 2.01 attached hereto; and

(c) the Administrative Agent shall have been paid all of its reasonable and documented out-of-pocket expenses in connection with this Agreement.

Section 4. Borrower’s Representations. Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a) each of the representations and warranties of Borrower contained or incorporated in the Credit Agreement, as amended by this Agreement, or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b) as of the date hereof and immediately after giving effect to this Agreement, no Default and no Event of Default has occurred and is continuing;

(c) Borrower has all necessary limited partnership power and authority to execute, deliver and perform its obligations under this Agreement; Borrower has been duly authorized by all necessary limited partnership action on its part; and this Agreement has been duly and validly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d) Borrower’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Borrower or any order of any governmental authority and (iii) will not violate or result in a default under any material indenture, agreement or other material instrument binding upon Borrower or any of its assets.

Section 5. Guarantor Parties’ Representations. Each Guarantor Party hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a) each of the representations and warranties of such Guarantor Party contained or incorporated in the Guaranty or any of the other Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date);

(b) as of the date hereof and immediately after giving effect to this Agreement, such Guarantor Party is in compliance with its obligations under the Guaranty and each of the other Loan Documents to which it is a party;

(c) such Guarantor Party has all necessary corporate or limited liability company, as applicable, power and authority to execute, deliver and perform its obligations under this Agreement; such Guarantor Party has been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part; and this Agreement has been duly and validly executed and delivered by such Guarantor Party and constitutes such Guarantor Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

(d) such Guarantor Party’s execution and delivery of this Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Guarantor Party or any order of any governmental authority and (iii) will not violate or result in a default under any material indenture, agreement or other material instrument binding upon such Guarantor Party or any of its assets.

Section 6. Ratification.

(a) Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Credit Agreement (as amended hereby) and the other Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

(b) Each Guarantor Party hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Guaranty and the other Loan Documents to which it is a party (after giving effect to this Agreement) and agrees to continue to be bound thereby and perform thereunder and (ii) agrees and acknowledges that the Guaranty and the other Loan Documents (after giving effect to this Agreement) and all of its obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been affected, modified or amended.

Section 7. Miscellaneous.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Amendments, Etc. The terms of this Agreement may be waived, modified and amended only by an instrument in writing duly executed by the party hereto against whom enforcement of such waiver, modification or amendment is sought (provided that, subject to the terms of the Credit Agreement, the Administrative Agent may execute any such waiver, modification or amendment on behalf of the Lenders). Any such waiver, modification or amendment shall be binding upon Borrower, the Guarantors, the Electing Lenders, the Administrative Agent and the Lenders.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Guarantors, the Electing Lenders, the Administrative Agent and the Lenders.

(d) Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

(e) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be effective as manual delivery of an executed counterpart hereof.

(f) Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

POSTAL REALTY LP,
a Delaware limited partnership

By:	Postal Realty Trust, Inc.,
Its general partner

	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President, Treasurer and Secretary

REIT:

POSTAL REALTY TRUST INC., a Maryland corporation

By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President

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SUBSIDIARY GUARANTORS:

A AND J ASSETS LLC
Alabama Postal Holdings, LLC
ARKANSAS POSTAL HOLDINGS LLC
ASSET 20024, L.L.C.
EASTERN POSTAL REALTY HOLDINGS, LLC
GARY GLEN PARK REALTY, LLC
GEORGIA POSTAL REALTY HOLDINGS LLC
Harbor Station, LLC
HILER BUFFALO LLC
Illinois Postal Holdings, LLC
INDIANA POSTAL REALTY HOLDINGS LLC
Iowa Postal Holdings, LLC
LOUISIANA POSTAL HOLDINGS LLC
Mass Postal Holdings LLC
Michigan Postal Holdings LLC
MIDWESTERN POSTAL REALTY HOLDINGS, LLC
Missouri & Minnesota Postal Holdings, LLC
NEW MEXICO POSTAL REALTY HOLDINGS LLC
Ohio Postal Holdings, LLC
Pennsylvania Postal Holdings, LLC
Postal Holdings LLC
PPP ASSETS, LLC
SOUTH CAROLINA POSTAL HOLDINGS LLC
SOUTHERN POSTAL REALTY HOLDINGS, LLC
Tennessee Postal Holdings, LLC
UNITED POST OFFICE INVESTMENTS, LLC
UPH MERGER SUB LLC
WESTERN POSTAL REALTY HOLDINGS, LLC
Wisconsin Postal Holdings, LLC

By:	/s/ Andrew Spodek
Name: Andrew Spodek
Title: Chief Executive Officer

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ADMINISTRATIVE AGENT, LENDER AND ELECTING LENDER:

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION

By:	/s/ Jason Bishop
	Name:	Jason Bishop
	Title:	Senior Vice President

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LENDER AND ELECTING LENDER:

BMO HARRIS BANK N.A.

By:	/s/ Lloyd Baron
	Name:	Lloyd Baron
	Title:	Director

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LENDER AND ELECTING LENDER:

STIFEL BANK & TRUST

By:	/s/ Joe Sooter
	Name:	Joe Sooter
	Title:	Senior Vice President

LENDER AND ELECTING LENDER:

The Bryn Mawr Trust Company

By:	/s/ Noel Collins
	Name:	Noel Collins
	Title:	Senior Vice President

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LENDER:

TriState Capital Bank

By:	/s/ Ellen Frank
	Name:	Ellen Frank
	Title:	Senior Vice President

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SCHEDULE 2.01 – COMMITMENTS

Lender	Commitment
People’s United Bank, National Association	$50,000,000.00
BMO Harris Bank N.A.	$50,000,000.00
Stifel Bank & Trust	$20,000,000.00
The Bryn Mawr Trust Company	$20,000,000.00
TriState Capital Bank	$10,000,000.00
Total Commitments	$150,000,000.00